Exhibit 10.1
EXECUTION COPY
AMENDMENT NO. 2 TO THE REVOLVING CREDIT AND GUARANTY AGREEMENT
Dated as of January 14, 2011
          AMENDMENT NO. 2 (this “Amendment”) TO THE REVOLVING CREDIT AND GUARANTY AGREEMENT among Dana Holding Corporation, a Delaware corporation (the “Borrower”), the guarantors listed on the signature pages hereto (the “Guarantors”), Citicorp USA Inc. (“CUSA”), as administrative agent (the “Administrative Agent”) and Collateral Agent (the “Collateral Agent”) for the Lenders (defined below) and the Lenders party hereto.
          PRELIMINARY STATEMENTS:
          (1) The Borrower, the Guarantors, the financial institutions and other institutional lenders party thereto from time to time (the “Lenders”), the Administrative Agent and the other agents party thereto have entered into a Revolving Credit and Guaranty Agreement dated as of January 31, 2008 (as amended by Amendment No. 1 to the Revolving Credit and Guaranty Agreement and Amendment No. 1 to the Revolving Facility Security Agreement dated as of April 30, 2009, the “Credit Agreement”). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.
          (2) The Borrower has requested that the Lenders and the Administrative Agent agree to amend certain provisions of the Credit Agreement, each as described herein, subject to the terms and conditions set forth herein.
          (3) The Borrower, the Lenders and the Administrative Agent have agreed to amend the Credit Agreement as hereinafter set forth, subject to the terms and conditions set forth herein.
          NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto hereby agree as follows:
          SECTION 1. Amendments to Credit Agreement.
          (a) Section 1.01 of the Credit Agreement is hereby amended by inserting the following new terms in the correct alphabetical order:
     ““Amendment No. 2” means Amendment No. 2 to this Agreement dated as of January 14, 2011 by and among the Borrower, the Guarantors, the Administrative Agent, the Collateral Agent and the Lenders listed on the signature pages thereto.
     “Amendment No. 2 Effective Date” has the meaning set forth in Amendment No. 2.
[Dana — ABL Amendment No. 2]

     “Cash Pooling Arrangements” means the cash pooling and setting off arrangements entered into by the Borrower and Dana Limited pursuant to that certain Cash Pooling Agreement dated as of October 29, 2010 among the Borrower, Dana Limited and Bank Mendes Gans N.V.
     “Consolidated Net Tangible Assets” means, as of any date of determination, the total assets, less goodwill, current liabilities and other intangibles, shown on the balance sheet of the Borrower and its Subsidiaries for the most recently ended Fiscal Quarter for which financial statements are available, determined on a consolidated basis in accordance with GAAP.
     “Permitted Sale and Lease Back Transaction” means any Sale and Lease Back Transaction entered into by the Loan Parties or their Subsidiaries in respect of any property, real or personal, of the Loan Parties or their Subsidiaries; provided that (a) no Default shall have occurred and be continuing at the time of consummation thereof or result therefrom, and (b) the aggregate fair market value of all assets subject to such Sale and Lease Back Transactions of the Loan Parties and their Subsidiaries shall not exceed 7.5% of Consolidated Net Tangible Assets at the time of such Permitted Sale and Lease Back Transaction and after giving pro forma effect thereto.
     “Sale and Lease Back Transaction” means any transaction or series of related transactions pursuant to which any Loan Party or any Subsidiary thereof (a) sells, transfers or otherwise disposes of any property, real or personal, whether now owned or hereafter acquired, and (b) as part of such transaction, thereafter rents or leases such property or other property that it intends to use for substantially the same purpose or purposes as the property being sold, transferred or disposed of.
     “Senior Notes” means those certain senior unsecured notes in an aggregate principal amount not to exceed $1,000,000,000.
          “Senior Notes Debt” has the meaning set forth in Section 5.02(b)(xx).”
          (b) Section 1.01 of the Credit Agreement is hereby amended by inserting at the end of the definition of “Capital Expenditures” the following new sentence:
“Notwithstanding anything contained herein to the contrary, any Investment entered into by a Loan Party in accordance with Section 5.02(f) shall not be included in Capital Expenditures.”
          (c) Section 1.01 of the Credit Agreement is hereby amended by inserting in the definition of “Capitalized Leases” the following new sentence after the sentence therein:
“For the avoidance of doubt, any obligation of a Person under a lease (whether existing as of the Amendment No. 2 Effective Date or entered into in the future) that is not (or would not be) required to be classified and accounted for as a Capitalized Lease on a balance sheet of such Person under GAAP as in effect at the time such lease is entered into shall not be deemed a Capitalized Lease as a
[Dana — ABL Amendment No. 2]

          result of the adoption of changes in or changes in the application of GAAP after such lease is entered into.”
          (d) Section 1.01 of the Credit Agreement is hereby amended by inserting “but excluding Earn-Out Obligations” immediately after the words “including, without limitation, obligations under Capitalized Leases” contained in clause (b) of the definition of “Debt Service Charges”.
          (e) Section 1.01 of the Credit Agreement is hereby amended by deleting clause (vii) of clause (a) of the definition of “EBITDA” and substituting in lieu thereof the following:
“(vii) in each case without duplication, cash Restructuring Charges to the extent deducted in computing net income for such period and settled or to be settled in cash during such period in an aggregate amount not to exceed $100,000,000 in Fiscal Year 2008, an amount not to exceed $50,000,000 in the aggregate in each of Fiscal Year 2009 and Fiscal Year 2010, and an amount not to exceed $250,000,000 in the aggregate from Fiscal Year 2011 through the Termination Date, in each case of the Borrower and its Subsidiaries, determined in accordance with GAAP for such period,”
          (f) Section 1.01 of the Credit Agreement is hereby amended deleting “and” immediately before clause (xvi) of clause (a) of the definition of “EBITDA” and deleting the semicolon appearing at the end of such clause and substituting in lieu thereof the following:
“(xvii) any costs and expenses incurred in connection with Amendment No. 2 and the Senior Notes and
(xviii) any costs and expenses incurred in connection with any Permitted Acquisition, Investments or disposition permitted hereunder;”
          (g) Section 1.01 of the Credit Agreement is hereby amended by deleting in its entirety the proviso in the definition of “Hedge Bank”.
          (h) Section 1.01 of the Credit Agreement is hereby amended by (i) deleting the definition of “Payment Condition” in its entirety and (ii) substituting in lieu thereof the following definition:
““Payment Condition” means, immediately before and immediately after giving effect to a Restricted Payment pursuant to Section 5.02(d)(i), an Investment pursuant to Section 5.02(f)(xii), or a payment of Debt pursuant to Section 5.02(o), the sum of Availability of the Borrower plus Unrestricted Cash is equal to or greater than $130,000,000; provided that Availability shall be no less than the Availability Threshold Amount.”
          (i) Section 1.01 of the Credit Agreement is hereby amended by (i) deleting “and” immediately before clause (C)(2) in the definition of “Permitted Acquisition” and (ii) deleting clause (C)(2) in the definition of “Permitted Acquisition” in its entirety.
[Dana — ABL Amendment No. 2]

          (j) Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “Secured Hedge Agreement” in its entirety and substituting in lieu thereof the following new definition of “Secured Hedge Agreement”:
““Secured Hedge Agreement” means any Hedge Agreement required or permitted under Article V that is entered into by and between (a) any Loan Party and any Hedge Bank or (b) any guaranty by the Borrower of any Hedge Agreement entered into by Dana Financial Services Switzerland GmbH with any Hedge Bank, in each case solely to the extent that the obligations in respect of such Hedge Agreement are not cash collateralized or otherwise secured (other than pursuant to the Collateral Documents).”
          (k) Section 2.20 of the Credit Agreement is hereby amended by deleting the first sentence in such Section in its entirety and substituting in lieu thereof the following new first sentence:
“In the event a Lender (“Affected Lender”) shall have (a) become a Defaulting Lender under Section 2.15, (b) requested compensation from the Borrower under Section 2.12 with respect to Taxes or Other Taxes or with respect to increased costs or capital or under Section 2.10 or other additional costs incurred by such Lender which, in any case, are not being incurred generally by the other Lenders, or (c) delivered a notice pursuant to Section 2.10(d) claiming that such Lender is unable to extend Eurodollar Rate Advances to the Borrower for reasons not generally applicable to the other Lenders, then, (1) the Borrower may reduce the Commitment of such Affected Lender to zero (unless, within five (5) Business Days after receipt by the Affected Lender of notice from the Borrower that the Borrower intends to reduce the Commitment of the Affected Lender to zero, in the event that such Lender is an Affected Lender pursuant to (i) clause (a) above, such Lender no longer is a Defaulting Lender, (ii) clause (b) above, such Lender withdraws the request for compensation as set forth in clause (b) above or (iii) clause (c) above, such Lender withdraws the notice delivered pursuant to Section 2.01(d) claiming that such Lender is unable to extend Eurodollar Rate Advances (as noted in clause (c) above) and extends such Eurodollar Rate Advances to the Borrower) and such Affected Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Section 10.04, as well as to any fees accrued for its account hereunder and not paid, and shall continue to be obligated under Section 7.07 with respect to losses, obligations, liabilities, damages, penalties, actions, judgments, costs, expenses or disbursements for matters which occurred prior to the reduction of the Commitment of such Affected Lender, or (2) the Borrower or the Administrative Agent may make written demand on such Affected Lender (with a copy to the Administrative Agent in the case of a demand by the Borrower and a copy to the Borrower in the case of a demand by the Administrative Agent) for the Affected Lender to assign, and such Affected Lender shall use commercially reasonable efforts to assign pursuant to one or more duly executed Assignments and Acceptances within five (5) Business Days after the date of such demand, to one or more financial institutions that comply with the provisions of Section 10.07 which the Borrower or the Administrative
[Dana — ABL Amendment No. 2]

Agent, as the case may be, shall have engaged for such purpose (“Replacement Lender”), all of such Affected Lender’s rights and obligations under this Agreement and the other Loan Documents (including, without limitation, its Commitment, all Advances owing to it, all of its participation interests in existing Letters of Credit, and its obligation to participate in additional Letters of Credit hereunder) in accordance with Section 10.07.”
          (l) Section 5.01(t) of the Credit Agreement is hereby amended and restated in its entirety to read “[Reserved]”.
          (m) Section 5.02(a) of the Credit Agreement is hereby amended by (i) deleting (vi)(y)(B) thereof in its entirety and substituting in lieu thereof the following new clause (vi)(y)(B):
“(B) Cash Management Obligations (not secured as set forth in clauses (x) or (z)) and, to the extent satisfactory to the Administrative Agent, obligations of the Loan Parties in respect of Cash Pooling Arrangements and”
          (n) Section 5.02(a) of the Credit Agreement is hereby amended by (i) deleting the “and” appearing immediately before clause (xi) contained therein, (ii) deleting the period appearing at the end of such Section 5.02(a) and substituting in lieu thereof a comma, and (iii) inserting at the end thereof the following new clause (xii):
“(xii) Liens on the Term Facility Collateral to secure Debt incurred pursuant to Section 5.02(b)(xviii), so long as the Consolidated Fixed Charge Coverage Ratio is at least 1.1:1.0 on a pro forma basis as at the end of the trailing four Fiscal Quarters most recently ended immediately prior to the incurrence of such Liens (calculated as if such Debt had been incurred at the beginning of such period).”
          (o) Section 5.02(a) of the Credit Agreement is hereby amended by inserting at the end thereof the following sentence:
“Notwithstanding anything contained herein to the contrary, to the extent that any Loan Party incurs a Lien on any Collateral in accordance with this Section 5.02(a), the Administrative Agent, on behalf of the Lenders, may enter into an intercreditor agreement with the other applicable secured parties in form and substance reasonably satisfactory to the Administrative Agent and on such terms and conditions as are customary for similar financing in light of the then-prevailing market conditions as determined by the Administrative Agent giving due regard to the first priority nature of the Collateral (and the Required Lenders hereby authorize the Administrative Agent to enter into any such intercreditor agreement).”
          (p) Section 5.02(b) of the Credit Agreement is hereby amended by deleting “$500,000,000” in clause (vii) thereof and substituting in lieu thereof “$750,000,000”.
[Dana — ABL Amendment No. 2]

          (q) Section 5.02(b) of the Credit Agreement is hereby amended by (i) deleting clause (viii) contained therein in its entirety and (ii) substituting in lieu thereof the following new clause (viii):
“(viii) Debt constituting purchase money debt and Capitalized Lease obligations (not otherwise included in subclause (iii) above and including any such Debt or Capitalized Lease obligations assumed in connection with a Permitted Acquisition); provided that, at the time of incurrence of such Debt and after giving pro forma effect thereto, the aggregate amount of such Debt shall not exceed 7.5% of Consolidated Net Tangible Assets;”
          (r) Section 5.02(b) of the Credit Agreement is hereby amended by deleting “$20,000,000” in clause (xviii) thereof and substituting in lieu thereof “$1,000,000,000”.
          (s) Section 5.02(b) of the Credit Agreement is hereby amended by (i) deleting the “and” appearing immediately before clause (xix) contained therein, (ii) deleting the period appearing at the end of such Section 5.02(b) and substituting in lieu thereof a comma, and (iii) inserting at the end thereof the following new clauses (xx), (xxi), (xxii) and (xxiii):
“(xx) Debt incurred in connection with the issuance of the Senior Notes (the “Senior Notes Debt”),
(xxi) Debt assumed in connection with any Permitted Acquisition, provided that (1) such Debt was not incurred in contemplation of such Permitted Acquisition, (2) the only obligors with respect to any Debt incurred pursuant to this clause (xxi) shall be those Persons who were obligors of such Debt prior to such Permitted Acquisition (and any other Person that would have been required to become an obligor under the terms of such Debt), and (3) both immediately prior and after giving effect thereto no Default shall exist or result therefrom,
(xxii) Debt incurred by the Borrower or any of its Subsidiaries to finance any Permitted Acquisition, and
(xxiii) unsecured Debt not otherwise permitted hereunder so long as the Consolidated Fixed Charge Coverage Ratio is at least 1.1:1.0 on a pro forma basis as at the end of the trailing four Fiscal Quarters most recently ended immediately prior to the incurrence of such Debt (calculated as if such Debt had been incurred at the beginning of such period).”
          (t) Section 5.02(c) of the Credit Agreement is hereby amended by (i) deleting the “and” appearing immediately before clause (iii) contained therein and substituting in lieu thereof a comma and (ii) inserting at the end of such Section the following new clause (iv):
“and (iv) for any guaranty by the Borrower of obligations of Dana Financial Services Switzerland GmbH under Secured Hedge Agreements entered into by Dana Financial Services Switzerland GmbH with Hedge Banks.”
[Dana — ABL Amendment No. 2]

          (u) Section 5.02(d) of the Credit Agreement is hereby amended by (i) deleting the “and” appearing immediately after clause (ii) contained therein, (ii) deleting the period appearing at the end of such Section 5.02(d) and substituting in lieu thereof a semi-colon, and (iii) inserting at the end of such Section the following new clauses (iv), (v) and (vi):
“(iv) the Borrower may declare and pay dividends or other distributions solely in respect of its common stock or other common Equity Interests, provided that, before and after giving effect to such payment, (x) no Default or Event of Default shall have occurred and be continuing or would result therefrom and (y) either (1) Availability on a pro forma basis as calculated in the Borrowing Base Certificate most recently furnished pursuant to Section 5.03(o) shall be at least $125,000,000 or (2) in the event that Availability on a pro forma basis as calculated in the Borrowing Base Certificate most recently furnished pursuant to Section 5.03(o) is less than $125,000,000 but greater than or equal to $75,000,000, then the Consolidated Fixed Charge Coverage Ratio shall be at least 1.1:1.0 on a pro forma basis as at the end of the trailing four Fiscal Quarters most recently ended,
(v) the Borrower may declare and pay dividends or other distributions in respect of any class of its Equity Interests so long as such dividends or distributions are payable solely in shares of such class of Equity Interests, and
(vi) the Borrower may convert shares of its Preferred Interests into shares of common stock or other common Equity Interests.”
          (v) Section 5.02(f) of the Credit Agreement is hereby amended by deleting clause (ix) thereof in its entirety and substituting in lieu thereof the following new clause (ix):
“(ix) Permitted Acquisitions by Loan Parties, provided that, before and after giving effect to any Permitted Acquisition, (x) no Default or Event of Default shall have occurred and be continuing or would result therefrom and (y) either (1) Availability on a pro forma basis as calculated in the Borrowing Base Certificate most recently furnished pursuant to Section 5.03(o) shall be at least $125,000,000 or (2) in the event that Availability on a pro forma basis as calculated in the Borrowing Base Certificate most recently furnished pursuant to Section 5.03(o) is less than $125,000,000 but greater than or equal to $75,000,000, then the Consolidated Fixed Charge Coverage Ratio shall be at least 1.1:1.0 on a pro forma basis as at the end of the trailing four Fiscal Quarters most recently ended”
          (w) Section 5.02(f) of the Credit Agreement is hereby amended by deleting clause (xvii) thereof in its entirety and substituting in lieu thereof the following new clause (xvii):
“(xvii) other Investments to the extent not permitted pursuant to any other subpart of this Section, provided that, before and after giving effect to such Investments, (x) no Default or Event of Default shall have occurred and be continuing or would result therefrom and (y) either (1) Availability on a pro
[Dana — ABL Amendment No. 2]

forma basis as calculated in the Borrowing Base Certificate most recently furnished pursuant to Section 5.03(o) shall be at least $125,000,000 or (2) in the event that Availability on a pro forma basis as calculated in the Borrowing Base Certificate most recently furnished pursuant to Section 5.03(o) is less than $125,000,000 but greater than or equal to $75,000,000, then the Consolidated Fixed Charge Coverage Ratio shall be at least 1.1:1.0 on a pro forma basis as at the end of the trailing four Fiscal Quarters most recently ended.”
          (x) Section 5.02(f) of the Credit Agreement is hereby amended by deleting the “and” immediately prior to “(xviii)” in the fifty-first line thereof and inserting the following new clauses (xix) and (xx) at the end thereof:
“(xix) Investments (including Permitted Acquisitions) made by the Borrower or any Subsidiary of the Borrower with proceeds of Debt incurred pursuant to Section 5.02(b)(vii); and
(xx) Investments (including Permitted Acquisitions) made by the Borrower or any Subsidiary of the Borrower with proceeds of Debt incurred pursuant to Section 5.02(b)(xviii), provided that, to the extent that such Investments are made by a Loan Party and constitute Debt, such Investments shall be pledged in favor of the Collateral Agent pursuant to the Security Agreement, provided, further, that, before and after giving effect to such Investments, (x) no Default or Event of Default shall have occurred and be continuing or would result therefrom and (y) either (1) Availability on a pro forma basis as calculated in the Borrowing Base Certificate most recently furnished pursuant to Section 5.03(o) shall be at least $125,000,000 or (2) in the event that Availability on a pro forma basis as calculated in the Borrowing Base Certificate most recently furnished pursuant to Section 5.03(o) is less than $125,000,000 but greater than or equal to $75,000,000, then the Consolidated Fixed Charge Coverage Ratio shall be at least 1.1:1.0 on a pro forma basis as at the end of the trailing four Fiscal Quarters most recently ended.”
          (y) Section 5.02(g) of the Credit Agreement is hereby amended by (i) deleting clause (iii)(D) thereof in its entirety and substituting in lieu thereof the following new clause (iii)(D):
“(D) by any Loan Party to any Non-Loan Party or any other Person so long as (1) no Default has occurred and is continuing, (2) to the extent that any Eligible Inventory or any Eligible Receivables are disposed of in connection with such sale, lease or transfer, upon such sale, lease or transfer, the Borrower shall furnish to the Administrative Agent a revised Borrowing Base Certificate giving pro forma effect to such sale, lease or transfer of such Eligible Inventory or Eligible Receivables, as the case may be, and (3) the Loan Parties, taken as a whole, do not sell, lease or transfer all, or substantially all, of their assets to such Non-Loan Party or other Person;”
(z) Section 5.02(g) of the Credit Agreement is hereby amended by (i) deleting
[Dana — ABL Amendment No. 2]

clause (ix)(D) thereof in its entirety and substituting in lieu thereof the following new clause (ix)(D):
“(D) in the case of any sale, lease, transfer or other disposition by any Foreign Subsidiary, (1) no Default has occurred and is continuing, and (2) the Foreign Subsidiaries, taken as a whole, do not sell, lease or transfer all, or substantially all, of their assets;”
          (aa) Section 5.02(m) of the Credit Agreement is hereby amended by deleting clause (B)(2) in its entirety and substituting in lieu thereof the following new clause (B)(2):
“(2) any Debt permitted to be incurred under Sections 5.02(b)(iii), (vii), (viii), (xii) or (xx) above (so long as (x) in the case of agreements evidencing Debt permitted under Section 5.02(b)(vii) or (xx), such prohibitions or conditions are customary for such Debt and (y) in the case of agreements evidencing Debt permitted under Section 5.02(b)(viii) or (ix), such prohibitions or conditions are limited to the assets securing such Debt;”
          (bb) Section 5.02(n) of the Credit Agreement is hereby amended by deleting the phrase “Except as set forth in on Schedule 5.02(n)” in the first line thereof and substituting in lieu thereof the phrase “Except (x) as set forth in on Schedule 5.02(n) and (y) for Permitted Sale and Lease Back Transactions”.
          (cc) Section 5.03(o) of the Credit Agreement is hereby amended by (i) deleting “$200,000,000” in clause (ii)(B)(x) thereof and substituting in lieu thereof “$100,000,000” and (ii) deleting “$250,000,000” in clause (ii)(B)(x) thereof and substituting in lieu thereof “$125,000,000”.
          (dd) Section 5.03(o) of the Credit Agreement is hereby amended by (i) deleting the “and” in the fourteenth line thereof, (ii) substituting in lieu thereof a comma and inserting a comma at the end of clause (iii) thereof and (iii) inserting the following new clause (iv):
          “and (iv) pursuant to Section 5.02(g)(iii)(D).”
          (ee) Section 5.05 of the Credit Agreement is hereby amended and restated in its entirety to read “[Reserved]”.
          (ff) Section 6.01(e)(i) of the Credit Agreement is hereby amended by inserting in the fifth line thereof after the term “Hedge Agreement” the parenthetical “(including, for the avoidance of doubt, any guaranty by the Borrower of Secured Hedge Agreements entered into by Dana Financial Services Switzerland GmbH with Hedge Banks)”.
[Dana — ABL Amendment No. 2]

          SECTION 2. Conditions of Effectiveness. This Amendment shall become effective as of the date first above written (the “ Amendment No. 2 Effective Date”) when, and only when, the following conditions have been satisfied:
     (a) the Administrative Agent shall have received counterparts of this Amendment executed by each Loan Party and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment,
     (b) the Administrative Agent shall have received a certificate signed by a duly authorized officer of the Borrower stating that: (i) as of the Amendment No. 2 Effective Date and after giving effect to the amendments contained herein, the representations and warranties contained in Article IV of the Credit Agreement shall be true and correct in all material respects, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date, provided that, in each case, such materiality qualifier shall not be applicable to any representation and warranty that already is qualified or modified by materiality in the text thereof; and (ii) no event has occurred and is continuing that constitutes a Default,
     (c) all invoiced fees and expenses of the Administrative Agent (including all reasonable fees and expenses of counsel to the Administrative Agent), shall have been paid, and
     (d) each Lender that executes a counterpart to this Amendment on or before the Amendment No. 2 Effective Date at 5:00 p.m. Eastern shall have been paid an amendment fee in an amount equal to 0.25% in respect of such Lender’s Revolving Credit Commitment, which fee shall be due and payable on the Amendment No. 2 Effective Date.
          SECTION 3. Confirmation of Representations and Warranties. Each of the Loan Parties hereby represents and warrants, on and as of the date hereof, that the representations and warranties contained in the Credit Agreement are true and correct in all material respects, only to the extent that such representations and warranties are not otherwise qualified by materiality or Material Adverse Effect on and as of such date, before and after giving effect to this Amendment, as though made on and as of the date hereof, other than any such representations or warranties that, by their terms, refer to a specific date.
          SECTION 4. Affirmation and Consent of Guarantors. Each Guarantor consents to the amendments to the Credit Agreement effected hereby, and hereby confirms, acknowledges and agrees that, (a) notwithstanding the effectiveness of this Amendment, the obligations of such Guarantor contained in Article VIII of the Credit Agreement, as amended hereby or in any other Loan Documents to which it is a party are, and shall remain, in full force and effect and are hereby ratified and confirmed in all respects, except that, on and after the effectiveness of this Amendment, each reference in Article VIII of the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import shall mean and be a reference to the Credit Agreement, as amended by this Amendment, (b) the pledge and security interest in the
[Dana — ABL Amendment No. 2]

Collateral granted by it pursuant to the Collateral Documents as amended hereby to which it is a party shall continue in full force and effect and (c) such pledge and security interest in the Collateral granted by it pursuant to such Collateral Documents shall continue to secure the Obligations purported to be secured thereby, as amended or otherwise affected hereby.
          SECTION 5. Reference to and Effect on the Loan Documents. (a) Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.
          (a) The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
          (b) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender, the Administrative Agent or the Collateral Agent under the Credit Agreement or any other Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.
          SECTION 6. Costs, Expenses. The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 10.04 of the Credit Agreement.
          SECTION 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier (or other electronic transmission) shall be effective as delivery of a manually executed counterpart of this Amendment.
          SECTION 8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.
[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]
[Dana — ABL Amendment No. 2]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

DANA HOLDING CORPORATION, as Borrower
By:	/s/ Ralph A. Than
	Name:	Ralph A. Than
	Title:	Vice President & Treasurer

DANA LIMITED, as a Guarantor
By:	/s/ Ralph A. Than
	Name:	Ralph A. Than
	Title:	Treasurer

DANA AUTOMOTIVE SYSTEMS GROUP, LLC, as a Guarantor
By:	/s/ Ralph A. Than
	Name:	Ralph A. Than
	Title:	Treasurer

DANA DRIVESHAFT PRODUCTS, LLC, as a Guarantor
By:	/s/ Ralph A. Than
	Name:	Ralph A. Than
	Title:	Treasurer

DANA DRIVESHAFT MANUFACTURING, LLC, as a Guarantor
By:	/s/ Ralph A. Than
	Name:	Ralph A. Than
	Title:	Treasurer

DANA LIGHT AXLE PRODUCTS, LLC, as a Guarantor
By:	/s/ Ralph A. Than
	Name:	Ralph A. Than
	Title:	Treasurer

[Dana — ABL Amendment No. 2]

DANA LIGHT AXLE MANUFACTURING, LLC, as a Guarantor
By:	/s/ Ralph A. Than
	Name:	Ralph A. Than
	Title:	Treasurer

DANA SEALING PRODUCTS, LLC, as a Guarantor
By:	/s/ Ralph A. Than
	Name:	Ralph A. Than
	Title:	Treasurer

DANA SEALING MANUFACTURING, LLC, as a Guarantor
By:	/s/ Ralph A. Than
	Name:	Ralph A. Than
	Title:	Treasurer

DANA STRUCTURAL PRODUCTS, LLC, as a Guarantor
By:	/s/ Ralph A. Than
	Name:	Ralph A. Than
	Title:	Treasurer

DANA STRUCTURAL MANUFACTURING, LLC, as a Guarantor
By:	/s/ Ralph A. Than
	Name:	Ralph A. Than
	Title:	Treasurer

DANA THERMAL PRODUCTS, LLC, as a Guarantor
By:	/s/ Ralph A. Than
	Name:	Ralph A. Than
	Title:	Treasurer

[Dana — ABL Amendment No. 2]

DANA HEAVY VEHICLE SYSTEMS GROUP, LLC, as a Guarantor
By:	/s/ Ralph A. Than
	Name:	Ralph A. Than
	Title:	Treasurer

DANA COMMERCIAL VEHICLE PRODUCTS, LLC, as a Guarantor
By:	/s/ Ralph A. Than
	Name:	Ralph A. Than
	Title:	Treasurer

DANA COMMERCIAL VEHICLE MANUFACTURING, LLC, as a Guarantor
By:	/s/ Ralph A. Than
	Name:	Ralph A. Than
	Title:	Treasurer

SPICER HEAVY AXLE & BRAKE, INC., as a Guarantor
By:	/s/ Ralph A. Than
	Name:	Ralph A. Than
	Title:	Treasurer

DANA OFF HIGHWAY PRODUCTS, LLC, as a Guarantor
By:	/s/ Ralph A. Than
	Name:	Ralph A. Than
	Title:	Treasurer

DANA WORLD TRADE CORPORATION, as a Guarantor
By:	/s/ Ralph A. Than
	Name:	Ralph A. Than
	Title:	Treasurer

[Dana — ABL Amendment No. 2]

DANA AUTOMOTIVE AFTERMARKET, INC., as a Guarantor
By:	/s/ Ralph A. Than
	Name:	Ralph A. Than
	Title:	Treasurer

DANA GLOBAL PRODUCTS, INC., as a Guarantor
By:	/s/ Ralph A. Than
	Name:	Ralph A. Than
	Title:	Treasurer

[Dana — ABL Amendment No. 2]

CITICORP USA, INC., as Administrative Agent and Collateral Agent
By:	/s/ Shane V. Azzara
	Name:	Shane V. Azzara
	Title:	Director

The Bank of Nova Scotia, as a Lender
By:	/s/ J.F. Todd
	Name:	J.F. Todd
	Title:	Managing Director

Barclays Bank PLC, as a Lender
By:	/s/ Kevin Cullen
	Name:	Kevin Cullen
	Title:	Director

Citibank, NA, as a Lender
By:	/s/ Shane V. Azzara
	Name:	Shane V. Azzara
	Title:	Director

FIFTH THIRD BANK, as a Lender
By:	/s/ Brian Jelinski
	Name:	Brian Jelinski
	Title:	Assistant Vice President

ING Capital LLC, as a Lender
By:	/s/ Lia Cornejo-Morales
	Name:	Lia Cornejo-Morales
	Title:	Vice President

[Dana — ABL Amendment No. 2]

JPMORGAN CHASE BANK, N.A., as a Lender
By:	/s/ Richard W. Duker
	Name:	Richard W. Duker
	Title:	Managing Director

KeyBank National Association, as a Lender
By:	/s/ Andrew C. Ashley
	Name:	Andrew C. Ashley
	Title:	AVP

RB International Fianance (USA) LLC, as a Lender F/K/A RZB Finance LLC
By:	/s/ Peter Armieri
	Name:	Peter Armieri
	Title:	Vice President

By:	/s/ Randall Abrams
	Name:	Randall Abrams
	Title:	Vice President

SIEMENS FINANCIAL SERVICES, INC., as a Lender
By:	/s/ David Kantes
	Name:	David Kantes
	Title:	Senior Vice President

By:	/s/ Daniel Olivencia
	Name:	Daniel Olivencia
	Title:	Vice President

[Dana — ABL Amendment No. 2]

State of California Public Employees’ Retirement System, as a Lender
By:	/s/ Mike Claybar
	Name:	Mike Claybar
	Title:	Portfolio Manager

UPS Capital Corporation, as a Lender
By:	/s/ William H. Talbot
	Name:	William H. Talbot
	Title:	Director Portfolio
Webster Business Credit Corporation, as a Lender
By:	/s/ Harvey Winter
	Name:	Harvey Winter
	Title:	Vice President

Wells Fargo Capital Finance, LLC (f/k/a Wells Fargo Foothill, LLC successor in interest to Wachovia Bank, N.A.), as Initial Issuing Bank
By:	/s/ Thomas Forbath
	Name:	Thomas Forbath
	Title:	Vice President

[Dana — ABL Amendment No. 2]